SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant [ ]

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                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
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[ ] Soliciting Material Pursuant to Rule 14a-12

                           First Keystone Financial, Inc.
------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     [X] No fee required.
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     (3)  Per unit price or other underlying value of transaction computed
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     [ ] Fee paid previously with preliminary materials.

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                         [FIRST KEYSTONE LETTERHEAD]

















                                                             December 26, 2001


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Keystone Financial, Inc. The meeting will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, January 23, 2002 at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are for any reason unable to attend.

     Your continued support of and interest in First Keystone Financial, Inc. are sincerely appreciated.

                                    Sincerely,

                                    /s/ Donald S. Guthrie

                                    Donald S. Guthrie
                                    President and Chief Executive Officer











                         FIRST KEYSTONE FINANCIAL, INC.
                              22 West State Street
                           Media, Pennsylvania  19063
                                 (610) 565-6210
                                 ______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on January 23, 2002
                                 ______________



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of First Keystone Financial, Inc. (the "Company") will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, January 23, 2002 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     (1) To elect one (1) director for a four-year term or until his successor is elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 2002; and

     (3) To transact such other business as properly may come before the meeting or any adjournment thereof. As of the date hereof, management is not aware of any other such business.

     The Board of Directors has fixed December 6, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Carol Walsh
                                      Corporate Secretary



Media, Pennsylvania
December 26, 2001


------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE
IN PERSON AT THE ANNUAL MEETING.
------------------------------------------------------------------------------



                        FIRST KEYSTONE FINANCIAL INC.
                               _______________

                               PROXY STATEMENT
                               _______________

                        ANNUAL MEETING OF STOCKHOLDERS

                               January 23, 2002

    This Proxy Statement is furnished to holders of common stock, $.01 par value per share (the "Common Stock"), of First Keystone Financial, Inc. (the "Company"), the holding company of First Keystone Federal Savings Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, January 23, 2002 at 2:00 p.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 26, 2001.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, then each proxy received will be voted FOR the nominee for director described herein, FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2002 and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Carol Walsh, Secretary, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania 19063); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                   VOTING

    Only stockholders of record at the close of business on December 6, 2001 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,037,515 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The person who receives the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected director of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal to ratify the appointment of auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

                                      1



              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS

Election of Directors

    The Restated Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes that are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

    No directors or executive officers of the Company are related to any other director or executive officer of the Company by blood, marriage or adoption except for Edmund Jones and Donald A. Purdy, who are brothers-in-law. The nominee for director currently serves as a director of the Company.

    In June 2001, six directors resigned from the Company's Board of Directors and two new directors were appointed to the Board as part of a restructuring plan. Although Messrs. D'Ignazio and Letts and Mmes. Faulkner and Taylor resigned from the Company's Board of Directors, they will continue to serve as directors for the Bank. Messrs. Betts and Lewicki resigned from the Company's and the Bank's Boards of Directors. Donald G. Hosier, Jr. and Marshall J. Soss were appointed as directors to the Company's Board of Directors. In connection with the Board restructuring, the number of directors of the Company was reduced from 11 to seven members.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, then the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as director if elected.

    The following tables present information concerning the nominee for director of the Company and each director whose term continues, including such person's tenure as a director of the Bank.


          Nominee for Director for Four-Year Term Expiring in 2006



                                      Principal Occupation During      Director
        Name               Age(1)          the Past Five Years          Since
-------------------------------------------------------------------------------

Edward Calderoni             79       Director; Associate-broker         1982
                                      of Century 21-Alliance, a
                                      real estate firm located in
                                      Media, Pennsylvania.



The Board of Directors recommends that you vote FOR the election of the above nominee for director.

                                      2


            Members of the Board of Directors Continuing in Office


Directors Whose Terms Expire in 2003

                                      Principal Occupation During      Director
        Name               Age(1)          the Past Five Years          Since
-------------------------------------------------------------------------------

Donald S. Guthrie            66       Director and President and         1994
                                      Chief Executive Officer of
                                      the Company; President and
                                      Chief Executive Officer of
                                      the Bank since 1993;
                                      previously a member of the
                                      law firm of Jones, Strohm,
                                      Crain & Guthrie, P.C.,
                                      Media, Pennsylvania.


Edmund Jones                 83       Director; former Chairman          1947
                                      of the Board from 1979
                                      until 1993; member of the
                                      law firm of Jones, Strohm,
                                      Crain & Guthrie, P.C.,
                                      Media, Pennsylvania.




Directors Whose Terms Expire in 2004


                                      Principal Occupation During      Director
        Name               Age(1)          the Past Five Years          Since
-------------------------------------------------------------------------------

Donald A. Purdy              78       Chairman of the Board since        1970
                                      1993; served as President
                                      of the Bank from 1979 to
                                      1990 and as President and
                                      Chief Executive Officer of
                                      the Bank from 1990 to 1993.

Thomas M. Kelly              45       Director, Chief Financial          1997
                                      Officer and Executive Vice
                                      President of the Company;
                                      has served as Chief
                                      Financial Officer of the
                                      Bank since 1991 and
                                      Executive Vice President
                                      since 1995; served as
                                      Senior Vice President from
                                      1991 to 1995; former Senior
                                      Manager at Deloitte &
                                      Touche LLP.


                                      3




Directors Whose Term Expires in 2005

                                      Principal Occupation During      Director
        Name               Age(1)          the Past Five Years          Since
-------------------------------------------------------------------------------

Donald G. Hosier, Jr.        46       Director; President of             2001
                                      First Keystone Insurance
                                      Services, LLC and a
                                      principal with Montgomery
                                      Insurance Services, Inc.,
                                      Media, Pennsylvania, an
                                      insurance brokerage firm.

Marshall J. Soss             55       Director; President and            2001
                                      Chief Executive Officer of
                                      KarMar Realty Group, Inc.,
                                      Media, Pennsylvania, a
                                      commercial and investment
                                      real estate service company.

 _________________________

(1) As of September 30, 2001.

Stockholder Nominations

     Article 6.F of the Company's Restated Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions set forth in such section. Stockholder nominations must be made pursuant to timely notice delivered in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. No such notices were submitted to the Company's Secretary by November 25, 2001 for consideration at this Annual Meeting.

     Each written notice of a stockholder nomination shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the person nominated thereby (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock that are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                                      4



Committees and Meetings of the Board of the Company and Bank

     Commencing July 1, 2001, the Board of Directors of the Company changed to a quarterly meeting schedule. Prior to such time, it met on a monthly basis. The Board also may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended September 30, 2001, the Board of Directors of the Company met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during fiscal 2001. The Board of Directors of the Company has established the following committees, among others:

     Internal Review Committee. The Internal Review Committee consists of Messrs. Calderoni, Purdy and Soss. The Internal Review Committee reviews the records and affairs of the Company, meets with the Company's outsourced internal auditor, engages the Company's external auditors and reviews their reports. The members of the Internal Review Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. The Internal Review Committee meets on an as needed basis and met three times in fiscal 2001. On May 24, 2000, the Board of Directors of the Company adopted an Audit Committee Charter, which was filed as an appendix to last year's proxy statement.

     Nominating Committee. The Nominating Committee consists of Messrs. Jones, Hosier and Soss. The Nominating Committee, which is responsible for reviewing and nominating candidates to the Board, met one time during fiscal 2001 in connection with the nominations for the annual meeting of stockholders in January 2001.

     The Board of Directors of the Bank has established the following committees:

     Executive Committee. The Executive Committee consists of Messrs. Calderoni, D'Ignazio, Guthrie, Kelly, Jones, Letts and Purdy and Ms. Faulkner. The Executive Committee has authority to act on general Bank matters between Board meetings.

     Compensation Committee. The Compensation Committee consists of Messrs. Calderoni, D'Ignazio and Letts. The Compensation Committee reviews overall compensation and benefits for the Bank's employees and senior officers and recommends compensation and benefits for the President.

     Internal Review Committee. The Internal Review Committee consists of Messrs. Calderoni, D'Ignazio and Purdy and Ms. Taylor. The Internal Review Committee reviews the records and affairs of the Bank, meets with the Bank's outsourced internal auditor, engages the Bank's external auditors and reviews their reports. On May 24, 2000, the Board of Directors of the Bank also adopted an Audit Committee Charter, which was filed as an appendix to last year's proxy statement.

     In addition to the committees described above, the Bank also has established other committees which include members of the Board as well as senior management and which meet as required. These committees include, among others, the Asset/Liability Committee, the Loan Committee, the Community Investment Committee and the Asset Quality Review Committee.

Report of the Internal Review Committee

     The Internal Review Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and the Company's internal controls and financial reporting procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion as to their conformity with generally accepted accounting principles.

                                      5



     The Internal Review Committee is composed of directors all of whom are independent as defined by The Nasdaq Stock Market, Inc. listing standards.
The Internal Review Committee is governed by the Charter which specifies, among other things, the scope of the Committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Internal Review Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors.

     The Internal Review Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Internal Review Committee has considered whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Internal Review Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Internal Review Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Stockholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for filing with the Commission. The Internal Review Committee also has recommended the election of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended September 30, 2002.

                         Internal Review Committee


         Edward Calderoni   Donald A. Purdy    Marshall J. Soss



Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during at least the last five years for the three executive officers of the Company and/or the Bank who do not serve as directors. There are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer of the Company. The Internal Review Committee has also recommended the reelection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended September 30, 2002.

     Stephen J. Henderson. Age 54. Mr. Henderson has served as Senior Vice President and Chief Lending Officer since May 1991 and has been employed in various capacities at the Bank since 1971.

     Elizabeth M. Mulcahy. Age 64. Ms. Mulcahy has served as Senior Vice President of Human Resources since 1991 and has been employed in various capacities at the Bank since 1964.

     Carol Walsh. Age 53. Ms. Walsh has served as Corporate Secretary since August 1991 and has been employed in various capacities at the Bank since 1970.





                                      6



                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which were known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.


                                           Amount and Nature
     Name of Beneficial                      of Beneficial
     Owner or Number of                     Ownership as of         Percent of
      Persons in Group                    December 6, 2001(1)      Common Stock
-------------------------------------------------------------------------------

First Keystone Financial, Inc.                  311,083               15.3%
 Employee Stock Ownership Plan Trust(2)
22 West State Street
Media, Pennsylvania  19063

Charles J. Moore                                157,800(3)             7.7
The Banc Funds Company L.L.C
208 South LaSalle Street
Chicago, Illinois 60604

Dimensional Fund Advisors Inc.                  138,300
1299 Ocean Avenue, 11th Floor                                          6.8
Santa Monica, California  90401

Jeffrey L. Gendell                              170,800(4)             8.4
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166

Directors:

 Edward Calderoni                                31,917(5)             1.6
 Donald S. Guthrie                               97,429(6)             4.7
 Donald G. Hosier, Jr.                            3,517(7)               *
 Edmund Jones                                    36,542(8)             1.8
 Thomas M. Kelly                                 57,825(9)             2.8
 Donald A. Purdy                                60,644(10)             3.0
 Marshall J. Soss                                2,000                   *

Executive Officers:

 Stephen J. Henderson                           70,352(11)             3.4
 Elizabeth M. Mulcahy                           74,256(12)             3.6
 Carol Walsh                                    27,560(13)             1.3

Directors of the Bank who do                   137,688                 6.5
 not serve as directors
 of the Company (4 persons)

Directors and executive                        599,730(14)            26.4
 officers of the Company and the
 Bank as a group (14 persons)


____________________
 *Represents less than 1% of the outstanding shares of Common Stock.

                                      (Footnotes continued on following  page)

                                      7



___________________

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The First Keystone Financial, Inc. Employee Stock Ownership Plan Trust (the "Trust") was established pursuant to the First Keystone Financial, Inc. Employee Stock Ownership Plan (the "ESOP") by an agreement between the Company and Messrs. Calderoni, Jones and Purdy, who act as trustees of the plan (the "Trustees"). Under the terms of the ESOP, the Trustees generally will vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares will generally be voted by the Trustees in the same ratio on any matter as to those shares for which instructions are given, subject in each case to the fiduciary duties of the Trustees and applicable law. Any allocated shares which either abstain or are not voted on a proposal will be disregarded in determining the percentage of stock voted for and against such proposal by the participants. As of the Voting Record Date, 158,553 shares held in the Trust had been allocated to the accounts of participating employees including 37,641 shares beneficially owned by five executive officers.

(3) Reflects shares held by the Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund V L.P. The general partner of Banc Fund III L.P. is MidBanc III L.P. ("MBIII"), the general partner of Bank Fund IV L.P. is MidBanc IV L.P. ("MBIV") and the general partner of Banc Fund V L.P. is MidBanc V ("MBV"). The general partner of MBIII is ChiCorp Management III, Inc. ("Management III"), the general partner of MBIV is ChiCorp Management IV, Inc. ("Management IV") and the general partner of MBV is The Banc Funds Company, L.L.C. ("TBFC"). The sole stockholder of Management III and IV is TBFC which is controlled by Charles J. Moore. The investment manager of Bank Fund III Trust and Bank IV Fund Trust is TBFC. Mr. Moore is manager of the investment decisions for each of Banc Fund III L.P., Bank Fund III Trust, Bank Fund IV and Bank Fund IV Trust and as such, has voting and dispositive authority over the shares held thereby.

(4) Reflects shares owned by Tontine Financial Partners, L.P. ("TFP"). Tontine Management, L.L.C. is the general partner to TFP. Mr. Gendell serves as the managing member of Tontine Management.

(5) Includes 44 shares granted pursuant to the 1995 Recognition and Retention Plan and Trust ("Recognition Plan") that may be voted by pending vesting and distribution, options covering 8,098 shares granted pursuant to the 1998 Stock Option Plan ("1998 Option Plan") and the 1995 Stock Option Plan ("1995 Option Plan") (collectively, the "Option Plans") that may be acquired within 60 days of the Voting Record Date and 21,666 shares held jointly with spouse.

(6) Includes 12,135 shares held in the Bank's 401(k)/Profit-Sharing Plan ("401(k)Plan"), 11,176 shares allocated to Mr. Guthrie as a participant in the ESOP and 41,420 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

(7) Includes 2,000 shares held by the Montgomery Insurance Services, Inc. Employee Profit Sharing Plan of which Mr. Hosier is a trustee.

(8) Includes 5,000 shares owned by Mr. Jones' spouse, 2,330 shares granted pursuant to the Recognition Plan that may be voted pending vesting and distribution and 14,762 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

                                       (Footnotes continued on following page)

                                      8



________________

(9) Includes 7,498 shares held in the 401(k) Plan, 7,512 shares allocated to Mr. Kelly as a participant in the ESOP and 41,420 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

(10) Includes 5,530 shares held by Mr. Purdy's spouse and 15,034 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

(11) Includes 7,432 shares allocated to Mr. Henderson as a participant in the ESOP and 29,261 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

(12) Includes 8,129 shares held in the 401(k) Plan, 6,898 shares allocated to Ms. Mulcahy as a participant in the ESOP and 41,420 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

(13) Includes 7,350 shares held in the 401(k) Plan, 4,623 shares allocated to Ms. Walsh as a participant in the ESOP and 13,440 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.

(14) Includes 37,641 shares allocated to executive officers pursuant to the ESOP, 2550 shares granted pursuant to the Recognition Plan which may be voted by the grantees pending vesting and distribution and 231,127 shares that may be acquired within 60 days of the Voting Record Date pursuant to the exercise of options granted under the Option Plans.


                           EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the three years ended September 30, 2001 to the President and Chief Executive Officer of the Bank and the other three officers of the Bank whose total annual cash compensation exceeded $100,000 during fiscal 2001. None of such officers, two of whom also serve as executive officers of the Company (Messrs. Guthrie and Kelly), receive any compensation from the Company.


-----------------------------------------------------------------------------------------------------------------------------------
                                              Annual Compensation                       Long Term Compensation
                                     ---------------------------------------    -----------------------------------
                                                                                         Awards             Payouts
                                                                                -----------------------------------
     Name and             Fiscal                              Other Annual        Stock       Number of      LTIP        All other
 Principal Position        Year      Salary         Bonus    Compensation(1)    Grants(2)     Options(3)    Payouts    Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Donald S. Guthrie         2001       $230,000       $27,805     $  --           $    --          --         $ --        $55,404(4)
 President and Chief      2000       $207,000       $36,123     $  --           $    --          --         $ --        $53,856(4)
 Executive Officer        1999       $180,000       $27,477     $  --           $ 1,213        11,750       $ --        $78,765(4)

Thomas M. Kelly           2001       $168,000       $21,831     $  --           $    --          --         $ --        $22,310(5)
 Executive Vice           2000       $155,217       $26,349     $  --           $    --          --         $ --        $18,013(5)
 President and Chief      1999       $134,000       $18,443     $  --           $ 1,213        11,750       $ --        $29,207(5)
 Financial Officer

Stephen J. Henderson      2001       $100,000       $ 6,000     $  --           $    --          --         $ --        $16,131(6)
 Senior Vice              2000       $ 98,412       $ 7,000     $  --           $    --          --         $ --        $14,322(6)
 President/Lending        1999       $ 88,000       $ 6,500     $  --           $ 1,213        11,750       $ --        $23,504(6)

Elizabeth M. Mulcahy      2001       $ 94,000       $ 6,398     $  --           $    --          --         $ --        $23,901(7)
 Senior Vice              2000       $ 91,108       $ 7,304     $  --           $    --          --         $ --        $23,707(7)
 President/Human          1999       $ 80,000       $ 6,948     $  --           $ 1,213        11,750       $ --        $33,812(7)
 Resources
-----------------------------------------------------------------------------------------------------------------------------------

                                                  (Footnotes on following page)


                                      9



____________________

(1) Does not include amounts attributable to miscellaneous personal benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to such persons during the fiscal year ended September 30, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each individual.

(2) Represents the grant of 100 shares each to the named executive officers of restricted Common Stock pursuant to the Recognition Plan which were deemed to have the indicated value at the date of grant and which at September 30, 1999 had a fair market value of $1,256 with respect to each officer's grant. The grants are fully vested.

(3) Consists of stock options granted pursuant to the 1998 Option Plan. The options vest at the rate of 20% per year from the date of grant.

(4) Reflects contributions made by the Bank on Mr. Guthrie's behalf to the 401(k) Plan in fiscal years 2001 and 2000; also reflects in fiscal years 2001, 2000 and 1999 the allocation of shares of Common Stock to Mr. Guthrie's account in the ESOP with a fair market value as of the date of allocation of $20,336, $16,726 and $30,416, respectively. In addition, such amount includes in each fiscal year presented the present value of the premiums paid as well as the term insurance premiums paid in each such period for split life insurance purchased by the Bank to supplement the retirement benefits to be received by Mr. Guthrie pursuant to the Bank's
     retirement plans.   See "- Benefits - Supplemental Retirement Benefits."

(5) Reflects contributions made by the Bank on Mr. Kelly's behalf to the 401(k) Plan in fiscal years 2001 and 2000; also reflects in fiscal years 2001, 2000 and 1999 the allocation of shares of Common Stock to Mr. Kelly's account in the ESOP with a fair market value as of the date of allocation of $20,041, $16,571 and $29,207, respectively.

(6) Reflects contributions made by the Bank on Mr. Henderson's behalf to the 401(k) Plan in fiscal years 2001 and 2000; also reflects in fiscal years 2001, 2000 and 1999 the allocation of shares of Common Stock to Mr. Henderson's account in the ESOP with a fair market value as of the date of allocation of $14,902, $13,409 and $23,504, respectively.

(7) Reflects contributions made by the Bank on Ms. Mulcahy's behalf to the 401(k) Plan in fiscal years 2001 and 2000; also reflects in fiscal years 2001, 2000 and 1999 allocation of shares of Common Stock to Ms. Mulcahy's account in the ESOP with a fair market value as of the date of allocation of $14,194, $12,696 and $22,154, respectively. In addition, such amount includes in each fiscal year presented the present value of the premiums paid as well as the term insurance premiums paid in each such period for split life insurance purchased by the Bank to supplement the retirement benefits to be received by Ms. Mulcahy pursuant to the Bank's retirement
     plans.   See "- Benefits - Supplemental Retirement Benefits."

Stock Options

   The following table discloses certain information regarding the options held at September 30, 2001 by the Chief Executive Officer and the other named executive officers. No options were granted thereto during the fiscal year ended September 30, 2001.

                                                                 Number of Options at                 Value of Options at
                                                                  September 30, 2001                   September 30, 2001
                                                           ---------------------------------      ---------------------------------
                           Shares Acquired      Value
Name                         on Exercise      Realized     Exercisable(1)   Unexercisable(1)      Exercisable(2)   Unexercisable(2)
-----------------------------------------------------------------------------------------------------------------------------------
Donald S. Guthrie                 --             --            41,420            7,050                 $216,428        $7,931
Thomas M. Kelly                   --             --            41,420            7,050                 $216,428        $7,931
Stephen J. Henderson            12,159        $69,914          29,261            7,050                 $146,514        $7,931
Elizabeth M. Mulcahy              --             --            41,420            7,050                 $216,428        $7,931


                                                  (Footnotes on following page)

                                     10



__________________

(1) Reflects effect of two-for-one stock split effected in fiscal 1998 with respect to options granted prior to split.

(2) Based on a per share market price of $13.25 at September 28, 2001 (the last trading day in fiscal 2001). Except with respect to options to purchase 11,750 shares granted to each of such officers in fiscal 1999 with an exercise price of $12.125, the exercise price for all options reflected in the table is $7.50.

Directors' Compensation

     Board Fees. Directors of the Company received no compensation during fiscal 2001, except for Messrs. Hosier and Soss who are paid $1,500 per quarter as directors of the Company. During fiscal 2001, members of the Board of Directors of the Bank received $850 per meeting attended. Full-time officers who serve on the Board do not receive any fees for attending meetings of the Board or committees thereof. During fiscal 2001, the Chairman of the Board of the Bank received an annual fee of $5,000 per annum. During fiscal 2001, members of the Board serving on the Bank's Executive Committee, Loan Committee and Internal Review Committee received $200 per meeting attended, while members of the Board serving on other committees received $200 per meeting attended.

     Stock Options. Pursuant to the 1995 Option Plan, in July 1995 each non-employee director of the Company then serving was granted compensatory stock options to purchase 2,720 shares of Common Stock (except that each non-employee director who had served as a director of the Bank for more than 30 years was granted compensatory options to purchase 5,440 shares of Common Stock). In addition, compensatory options to purchase 340 shares of Common Stock were granted to each non-employee director (except that each non-employee director who has served as a director of the Bank for more than 30 years was granted compensatory options to purchase 680 shares of Common Stock) on each of the next two succeeding anniversary dates of the initial grant. Options granted to non-employee directors vest at the rate of 20% per year from the date of grant. The option grants discussed above do not reflect the effect of the two-for-one stock split effected in fiscal 1998. During fiscal 1999, each non-employee director was granted compensatory options to purchase 2,150 shares at $12.125 per share (the fair market value of the Common Stock on the date of grant) pursuant to the 1998 Option Plan. The options vest over a three year period. No stock options were granted in fiscal 2000 or 2001.

     Restricted Stock Awards. Pursuant to the Recognition Plan, in July 1995 each non-employee director of the Company then serving was granted 816 shares of restricted Common Stock (except that each non-employee director who had served as a director of the Bank for more than 30 years was granted 1,632 shares of restricted Common Stock). In addition, 102 shares of restricted stock were granted to each non-employee director (except that each non-employee director who has served as a director of the Bank for more than 30 years was granted 204 shares of restricted stock) on each of the next two succeeding anniversary dates of the initial grant. The restricted stock granted pursuant to the Recognition Plan vests at the rate of 20% per year from the date of grant. The discussion above does not reflect the effect on such grants of the two-for-one stock split effected in fiscal 1998.

Employment and Severance Agreements

     The Company and the Bank (collectively the "Employers") entered into employment agreements with each of Messrs. Guthrie, Henderson and Kelly effective May 26, 1999. The Employers agreed to employ Messrs. Guthrie, Henderson and Kelly for a term of three years in their current respective positions. The term of each employment agreement shall be extended each year for a successive additional one-year period unless the Employers or the officer, not less than 30 days prior to the annual anniversary date, elect not to extend the employment term. The term of each employment agreement was extended in 2001 for an additional year.

     The employment agreements are terminable with or without cause by the Employers. The officers have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the

                                     11



officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Messrs. Guthrie, Henderson and Kelly will be entitled to a cash severance amount equal to three times their base salary. In addition, Messrs. Guthrie, Henderson and Kelly will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first.

     The Employers also entered into two-year severance agreements with Mesdames Mulcahy and Walsh effective May 26, 1999. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions that are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to two times her base salary. The term of each severance agreement shall be extended each year for a successive additional one-year period unless the Employers or the officer, not less than 30 days prior to the anniversary date, elect not to extend the term of the severance agreement. The term of both severance agreements was extended in 2001 for an additional year.

     Each of the employment and severance agreements with the Employers provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the executive officer would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to the executive officers under the employment or severance agreements. Although the above-described employment and severance agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

     A change in control generally is defined in the employment and severance agreements to include any change in control of the Company or the Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Messrs. Guthrie's and Kelly's agreements provide that they will be entitled to the use of an automobile. In addition, in the event of Messrs. Guthrie's, Kelly's or Henderson's death during the term of their respective agreements, their estates will receive payments equal to the amount of compensation due for the remainder of the term of their agreements at their respective current salary at the time of their deaths. Mr. Guthrie's employment agreement also provides for medical insurance coverage for he and his spouse until he reaches age 69 and that in the event of his death, his spouse shall be covered under the Bank's health insurance plan until age 69. Mr. Kelly's employment agreement also provides medical insurance coverage under such plan during the term of his agreement for he and the members of his immediate family and provides for continued coverage for a period of five years following the termination of his agreement except if he is terminated for cause.

Benefits

     Deferred Compensation Arrangements. The Bank provides supplemental retirement benefits to Messrs. Betts, Jones and Purdy and Ms. Faulkner in recognition of their long service to the Bank. Under the terms of the Bank's amended arrangements with such persons, each person receives monthly payments, which payments commenced the first month subsequent to each such person's retirement. Under the current provisions, such payments will continue with

                                     12



respect to Messrs. Betts and Purdy and Ms. Faulkner until such persons reach age 80. Mr. Jones' payments initially were to continue until January 2000. At the end of fiscal 1998, however, Mr. Jones elected to defer receipt of any additional payments until November 2000. Upon commencement in November 2000, such payments will continue until April 2002. In addition, Mr. Purdy also chose to defer receipt of approximate one-half of his payments during part of fiscal 1999 and all of fiscal 2000. In accordance with such arrangements, such persons received an aggregate of $116,000 during fiscal 2001.

     Supplemental Retirement Benefits. In July 1994, the Bank purchased a split dollar variable life insurance policy for the benefit of Mr. Guthrie and Ms. Mulcahy in order to supplement the retirement benefits to be received by Mr. Guthrie and Ms. Mulcahy pursuant to the Bank's SEP and the Profit-sharing Plan and the ESOP. Under the current arrangements with the Bank, upon Mr. Guthrie's and Ms. Mulcahy's retirement from the Bank after attaining age 69 and 67, respectively, Mr. Guthrie and Ms. Mulcahy will each receive an aggregate annual supplemental retirement benefit until their death, which is estimated to amount to approximately 70% of Mr. Guthrie's salary and 50% of Ms. Mulcahy's salary. Although the expected benefits are to be paid from the cash value of the policy, there is no guarantee that the cash value of the policy will in fact produce such level of benefits. The insurance policies were issued in each of Mr. Guthrie's and Ms. Mulcahy's name, but the Bank has agreed to pay all premiums required. However, as a part of such agreements, Mr. Guthrie and Ms. Mulcahy have assigned to the Bank their interest in their respective policies to the extent the cash surrender value and death benefit thereof equal the premiums paid. Upon Mr. Guthrie's or Ms. Mulcahy's death, any proceeds remaining after reimbursing the Bank for the total amount of premiums paid will be paid to Mr. Guthrie's or Ms. Mulcahy's beneficiary, as appropriate, under the policy. During fiscal 2001, the Bank did not incur any net premium expense. The Bank expects to enter into agreements during fiscal 2002 with Mr. Kelly and two other executive officers to provide similar benefits to those described above.

Report of the Board of Directors on Executive Compensation

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and certain other executive officers of the Bank (since such persons do not receive
separate compensation for service as officers of the Company).   The
disclosure requirements for the Chief Executive Officer and such other executive officers include the use of various tables as well as a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Bank has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. With respect to all positions within the organization with the exception of the Chief Executive Officer, the Bank uses a formal quantitative system of job evaluation. In determining whether the base salary of the Chief Executive Officer should be increased, the Board of Directors takes into account individual performance, performance of the Bank, the size of the Bank and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Bank's market area.

     While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Compensation Committee in fiscal 2001 included general management oversight of the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Compensation Committee considers the Bank's standing with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer. Rather, all factors were considered, and based upon the effectiveness

                                     13



of such officer in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Board of Directors approved the Compensation Committee's recommendation to increase the base salary of the Chief Executive Officer to $253,000 for fiscal 2002.


                     Compensation Committee of the Bank

           Edward Calderoni   Silvio F. D'Ignazio       Willard F. Letts

Performance Graph

     The following graph compares the cumulative total return on the Common Stock since September 1996 with (i) the yearly cumulative total return on the stocks included in the Russell 2000 Index; (ii) the yearly cumulative total return on the stocks included in the Nasdaq Bank Index; and (iii) the yearly cumulative total return on the stocks indexed in the S&P Bank Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years. The graph represents $100 invested in the Company's Common Stock at $9.13 per share on September 30, 1996.





                       [CUMULATIVE TOTAL RETURN GRAPH]






Index                                          9/30/96     9/30/97     9/30/98     9/30/99     9/30/00     9/30/01
------------------------------------------------------------------------------------------------------------------
First Keystone Financial, Inc. (FKFS)           100.00      178.86      153.67      144.58      122.34      158.71
Russell 2000 Index (RTY)                        100.00      131.01      104.97      123.36      150.52      116.88
Nasdaq Bank Index (BANK)                        100.00      164.81      150.67      146.44      154.78      179.21
S&P Bank Index (BIX)                            100.00      150.77      138.76      144.54      152.81      150.97


                                     14



                 TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     Except as hereinafter indicated, all loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Under the terms of such loans, the interest is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors which were outstanding at September 30, 2001.

                               Largest Amount
                               of Indebtedness
                    Year          between             Balance as of
                    Loan     October 1, 2000 and      September 30,    Interest
   Name             Made     September 30, 2001           2001           Rate
-------------------------------------------------------------------------------
Donald S. Guthrie   1997         $  88,805               $78,838        5.500%

Thomas M. Kelly     2001         $ 100,000               $99,296        5.750%

Carol Walsh         1997         $  61,702               $53,394        5.625%


     Mr. Edmund Jones, a director of the Company and the Bank, is a member of the law firm, Jones, Strohm, Crain & Guthrie, P.C., which serves as general counsel to the Bank.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission"). Officers, directors and more than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended September 30, 2001 and with respect thereto, all filing requirements applicable to its officers and directors and more than 10% stockholders have been satisfied, except for Mr. Soss who failed to file a Form 4 upon acquisition of shares of Common Stock in August 2001.

                                     15



                   RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed Deloitte &
Touche LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the fiscal year ending September 30, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

    The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

    The Internal Review Committee considered, in determining whether to appoint Deloitte & Touche LLP as the Company's auditors, whether the provision of services, other than auditing services, by Deloitte & Touche LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed other audit- and tax-related services for the Company in fiscal 2001. These other services included audit-related services, tax services and accounting consulting services. The Internal Review Committee believes that Deloitte & Touche LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

    The aggregate amount of the fees billed by Deloitte & Touche LLP for its audit of the Company's annual financial statements for fiscal 2001 and for its reviews of unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such fiscal year was $79,000.

Financial Information Systems Design and Implementation

    The Company did not engage or pay any fees to Deloitte & Touche LLP with respect to the provision of financial information systems design and implementation service during fiscal 2001.

Other Fees

    The aggregate amount of fees billed by Deloitte & Touche LLP for all other services (as described above) rendered to the Company during fiscal 2001 was $20,000 (including $1,000 of fees relating to audit-related services).

    The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending September 30, 2002.


                           STOCKHOLDER PROPOSALS

    Any proposal that a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is anticipated to be held in January 2003, must be received at the principal executive offices of the Company, 22 West State Street, Media, Pennsylvania 19063, Attention: Carol Walsh, Corporate Secretary, no later than August 28, 2002. If such proposal complies with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                     16



    Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 9.D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Proposals to be presented at the 2001 Annual Meeting had to be submitted to the Company by November 25, 2001. No such proposals were received by such date. Proposals to be submitted for consideration at the Company's next annual meeting of stockholders must be received by November 23, 2002. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Company's Articles of Incorporation.


                               ANNUAL REPORTS

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2001 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

    Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2001 required to be filed under the Exchange Act. Such written requests should be directed to Thomas M. Kelly, Executive Vice President and Chief Financial Officer, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania 19063. The Form 10-K is not part of the proxy solicitation materials.


                                OTHER MATTERS

    Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. As of the date hereof, management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company.
The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $5,500. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

YOUR VOTE IS IMPORTANT!  WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD
         AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     17



                               REVOCABLE PROXY
                        FIRST KEYSTONE FINANCIAL, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST KEYSTONE FINANCIAL, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 23, 2002 AND AT ANY ADJOURNMENT THEREOF.

The undersigned, being a stockholder of the Company as of December 6, 2001, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on January 23, 2002 at 2:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth herein.

1. ELECTION OF DIRECTOR

   Nominee for four-year term:

   Edward Calderoni

2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 2002.



PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE BOARD OF DIRECTORS' NOMINEE AND PROPOSAL 2.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the



Company called for January 23, 2002, a Proxy Statement for the Annual Meeting and the Company's 2001 Annual Report to Stockholders prior to the signing of this Proxy.

Please be sure to sign and date this Proxy in the box below.



                                                 Date: _______________________



                                                 _____________________________
                                                 Stockholder sign above



                                                 _____________________________
                                                 Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

                        FIRST KEYSTONE FINANCIAL, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                             PLEASE ACT PROMPTLY
                 SIGN, DATE AND MAIL YOUR PROXY CARD TODAY